UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 201 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On November 8, 2013 PositiveID Corporation (the “Company”) entered into a letter agreement (“Letter Agreement”) with VeriTeQ Corporation (f/k/a Digital Angel Corporation) (“VeriTeQ”).  On November 13, 2013, the Company entered into a Stock Purchase Agreement (“SPA”) with Hudson Bay Master Fund Ltd. and seven other accredited purchasers (“Purchasers”).  On November 13, 2013 Hudson and VeriTeQ entered into a financing transaction.

Pursuant to the SPA, the Company sold its remaining shares of VeriTeQ common stock (871,754) and the convertible note owed from VeriTeQ to the Company (convertible into 135,793 shares of VeriTeQ common stock).  Total proceeds from the sale are $750,000.

Pursuant to the Letter Agreement, VeriTeQ is required to deliver to the Company a warrant to purchase 300,000 shares of VeriTeQ common stock at price of $2.84.  The warrant will have the same terms as the warrant being entered into between the Purchasers and VeriTeQ, including a term of 5 years and customary pricing reset provisions.  The Letter Agreement also specifies that the remaining outstanding payable balance owed from VeriTeQ to the Company would be repaid pursuant to the following schedule: (a) $100,000 paid upon VeriTeQ raising capital in excess of $3 million (excluding the transaction between VeriteQ and Purchasers of November 13, 2013), (b) within 30 and 60 days after the initial $100,000 payment, VeriTeQ shall pay $50,000 each (total of and additional $100,000) to the Company, and (c) the remaining balance of the payable (approximately $12,000) will be paid within 90 days after the initial $100,000 payment. The Letter Agreement also included several administrative corrections to previous agreements between the Company and VeriTeQ.

The descriptions of the SPA and Letter Agreement do not purport to be complete and are qualified in its entirety by reference to the SPA and Letter Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit Number	Description
	10.1	Stock Purchase Agreement, dated November 13, 2013, by and among PostiveID Corporation and Purchasers
	10.2	Letter Agreement, dated November 8, 2013, by and among PositiveID Corporation and VeriTeQ Corporation (f/k/a Digital Angel Corporation)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PositiveID Corporation

Date: November 14, 2013

/s/ William J. Caragol

William J. Caragol

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Purchase Agreement, dated November 13, 2013, by and among PostiveID Corporation and Purchasers
10.2	Letter Agreement, dated November 8, 2013, by and among PositiveID Corporation and VeriTeQ Corporation (f/k/a Digital Angel Corporation)

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